SUPPLEMENT NO. 1 dated as of March 26, 2004, to the Security
Agreement dated as of December 21, 2001, among CROMPTON
CORPORATION (formerly known as CK Witco Corporation), a
Delaware Corporation (the "Company"), each subsidiary of the
Company listed on Schedule I thereto (each such subsidiary
"Subsidiary Grantors"; the Subsidiary Grantors and the Company
being referred to collectively herein as the "Grantors") and
Citicorp USA, Inc., as Collateral Agent.

     A. Reference is made to the Five-Year Credit Agreement dated as of October 28,
1999 (as amended, restated, supplemented or otherwise modified from time to time, the
"Credit Agreement"), among the Company, the Eligible Subsidiaries referred to therein, the lenders from time to time party thereto, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Syndication Agent, CITICORP USA, INC. (as
successor to Citibank, N.A. in its capacity as Administrative Agent), as Administrative
Agent and Collateral Agent, BANK OF AMERICA, N.A. and DEUTSCHE BANC
ALEX. BROWN INC. (formerly known as Deutsche Bank Securities Inc.) as
Co-Documentation Agents, J.P. MORGAN SECURITIES INC. as Lead Arranger and
Sole Bookrunner.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

     C. The Grantors have entered into the Security Agreement in order to induce the
Banks to make and continue to make Loans and the Issuing Bank to issue Letters of
Credit. Section 5.16 of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary
(the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Banks to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

     SECTION 1. In accordance with Section 5.16 of the Security Agreement, the
New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New
Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it thereunder are true and correct on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Security
Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the
Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Subsidiary.
The Security Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Subsidiary represents and warrants to the Collateral
Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this
Supplement that, when taken together, bear the signatures of the New Subsidiary and the
Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this
Supplement.

     SECTION 4. The New Subsidiary hereby represents and warrants that set forth on Schedule I hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, its organizational identification number, its tax identification number and the location of its chief executive office.

     SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this
Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the
Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

     SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

CROMPTON INTERNATIONAL CORPORATION, by __________________________ Name: Title: by __________________________ Name: Title:
CITICORP USA INC., as Collateral Agent, by _________________________ Name: Title:

                                              Schedule I to Supplement No. 1
                                              to the Security Agreement

Name	Jurisdiction of Organizational	Organizational Identification Number	Tax Identification Number
Crompton International Corporation	New Jersey	0100523514	22-3186703